Exhibit 99.2

March 12th, 2007 Full Year Results Rockwood Specialties/NYA102428p1.ppt 3/11/2007 4:18 AM (1)

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in its Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through March 19, 2007 at (800) 475-6701 in the U.S., access code: 844642, and internationally at (320) 365-3844, access code: 844642. The webcast and the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda Yr 2006 Fourth Quarter and Full Year Results Financial Summary Summary Appendices

Yr 2006 Fourth Quarter and Year-to-Date Results

Fourth Quarter Highlights Excellent fourth quarter performance. Achieved net sales growth of 9.6% including 2.4% price increase; Adjusted EBITDA was $159.0M, up 15.9% vs. last year. Leverage ratio improved to 4.58x. Adjusted EBITDA increase driven by strong performance in Specialty Chemicals, Advanced Ceramics and Electronics. High copper costs represent the greatest negative cost impact. Continued strong overall volume growth. Continued improvement in productivity and cost control helps achieve 19% adjusted EBITDA margin. Including Groupe Novasep results. (a)

FY 2006 Highlights A good year for Rockwood. Achieved net sales growth of 6.7% including 2.4% price increase; Adjusted EBITDA was $621.5M, up 8.9% vs. last year. Generated Free Cash Flow of $123M. Adjusted EBITDA increase driven by strong performance in Specialty Chemicals, Advanced Ceramics and Electronics. Continued strong overall volume growth. Continued improvement in productivity, cost control and price increase helped mitigate the negative impact of raw materials cost and improved adjusted EBITDA margin to near 19%. Formed Timber joint venture with Rohm & Haas. Divested Groupe Novasep on 01/09/2007 Including Groupe Novasep results. (a)

Consolidated Yr 2006 Fourth Quarter and Full Year Summary Including Groupe Novasep results. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the fourth quarter, Yr 2006 based on share count of 75,161; Yr 2005 based on share count of 73,779. For full year, Yr 2006 based on share count of 75,044; Yr 2005 based on share count of 60,002. Excluding the impact of foreign exchange. See Appendices. 4th Quarter Full Year FX Adj. FX Adj. ($M) Yr 2006 Yr 2005 Change Change (d) Yr 2006 Yr 2005 Change Change (d) Net Sales (a) 835.5 $ 762.4 $ 9.6% 4.0% 3,330.9 $ 3,121.2 $ 6.7% 6.2% Adjusted EBITDA (a) (b) 159.0 137.2 15.9% 9.2% 621.5 570.9 8.9% 8.2% Net Income 4.5 (17.8) NA NA 103.0 95.8 NA NA EPS (Diluted) (c) 0.06 (0.24) NA NA 1.37 1.52 NA NA

Consolidated Net Sales Growth Including Groupe Novasep results. Net sales growth negatively impacted by the Rohner divestiture. (a) (a) 4th Quarter ($M) Net Sales % Change Yr 2006 Qtr 4 835.5 $ Yr 2005 Qtr 4 762.4 73.1 $ 9.6% Due to (Approx.): 18.2 2.4% 42.8 5.6% 12.1 1.6% Full Year ($M) Net Sales % Change Yr 2006 FY 3,330.9 $ Yr 2005 FY 3,121.2 209.7 $ 6.7% Due to (Approx.): 76.3 2.4% 17.1 0.5% 116.3 3.7% Volume/Mix Currency Pricing Change Volume/Mix Currency Pricing Change

Consolidated Results By Segment – Fourth Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Specialty Chemicals 232.7 $ 199.7 $ 16.5% 10.9% 55.5 $ 41.0 $ 35.4% 29.0% Performance Additives 178.6 160.4 11.3% 9.0% 26.7 30.0 (11.0%) (13.0%) Titanium Dioxide Pigments 110.7 110.2 0.5% (7.4%) 22.6 22.1 2.3% (5.9%) Advanced Ceramics 103.3 86.0 20.1% 11.5% 29.8 23.8 25.2% 15.5% Specialty Compounds 59.6 59.7 (0.2%) (3.5%) 7.6 8.2 (7.3%) (9.8%) Electronics 54.9 47.2 16.3% 11.2% 8.6 6.4 34.4% 29.7% (10.5) (10.9) 3.7% 4.6% Total Continuing Operations 739.8 $ 663.2 $ 11.6% 6.2% 140.3 $ 120.6 $ 16.3% 10.0% Groupe Novasep 95.7 99.2 (3.5%) (11.0%) 18.7 16.6 12.7% 3.6% Total Rockwood 835.5 $ 762.4 $ 9.6% 4.0% 159.0 $ 137.2 $ 15.9% 9.2% Adj. EBITDA Margin 19.0% 18.0% 1 ppt Corporate

Consolidated Results By Segment – Year-to-Date A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) FY 2006 FY 2005 % Change FX Adj % Change (b) FY 2006 FY 2005 % Change FX Adj % Change (c) Specialty Chemicals 918.3 $ 842.0 $ 9.1% 8.8% 206.6 $ 174.2 $ 18.6% 18.3% Performance Additives 766.3 680.7 12.6% 12.3% 134.1 148.3 (9.6%) (9.6%) Titanium Dioxide Pigments 441.1 430.5 2.5% 1.7% 88.5 86.6 2.2% 1.2% Advanced Ceramics 389.6 369.6 5.4% 4.4% 104.8 93.8 11.7% 10.2% Specialty Compounds 251.0 237.5 5.7% 4.8% 31.7 29.5 7.5% 6.4% Electronics 208.9 181.8 14.9% 14.2% 36.5 26.9 35.7% 35.3% (49.0) (40.3) (21.6%) (21.6%) Total Continuing Operations 2,975.2 $ 2,742.1 $ 8.5% 8.0% 553.2 $ 519.0 $ 6.6% 5.9% Groupe Novasep 355.7 379.1 (6.2%) (6.8%) 68.3 51.9 31.6% 30.6% Total Rockwood 3,330.9 $ 3,121.2 $ 6.7% 6.2% 621.5 $ 570.9 $ 8.9% 8.2% Adj. EBITDA Margin 18.7% 18.3% 0.4 ppt Corporate

Specialty Chemicals Outstanding results in both Surface Treatment and Fine Chemicals businesses. Surface Treatment favorably impacted by higher selling price and growth in all markets, particularly in steel as well as general industrial applications. Fine Chemicals improved sales driven by strong pricing in lithium salts and higher volume to pharmaceutical applications. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 4th Quarter 232.7 199.7 16.5% 10.9% 55.5 41.0 35.4% 29.0% 23.9% 20.5% 3.4 ppt Full Year 918.3 842.0 9.1% 8.8% 206.6 174.2 18.6% 18.3% 22.5% 20.7% 1.8 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Performance Additives

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]
4th Quarter	178.6	160.4	11.3%	9.0%	26.7	30.0	(11.0%)	(13.0%)
Adj. EBITDA Margin					14.9%	18.7%	-3.8 ppt	
Full Year	766.3	680.7	12.6%	12.3%	134.1	148.3	(9.6%)	(9.6%)
Adj. EBITDA Margin					17.5%	21.8%	-4.3 ppt	

- Net Sales increase driven by strong volume in Clay-based Additives, Water Treatment and price increases in Color Pigments and Clay-based Additives:
  - Higher sales due to Oilfields, Coatings & Ink and Sud-Chemie acquisition benefited Clay-based Additives.
  - Pool and Spa chemicals drove the improved results in Water Treatment.
  - Color Pigments compensated for the negative impact of higher raw materials and energy costs through higher selling price.
- Timber Treatment has been adversely impacted by higher copper and MEA prices which contributed to the segment's lowered Adjusted EBITDA.

(a) A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

3/11/2007

ROCKWOOD HOLDINGS, INC. 13

Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 $1/lb change in copper price translates to about $20M of profit impact. $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov

Titanium Dioxide Pigments Strong price and volume in Functional Additives and favorable mix in TiO2 products more than offset higher raw materials cost (in Zinc) and energy cost. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 4th Quarter 110.7 110.2 0.5% (7.4%) 22.6 22.1 2.3% (5.9%) 20.4% 20.1% 0.3 ppt Full Year 441.1 430.5 2.5% 1.7% 88.5 86.6 2.2% 1.2% 20.1% 20.1% 0 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Advanced Ceramics Strong sales in Electronics and Mechanical applications were partially offset by lower sales in Medical and Piezo applications. Profit improved driven by higher volume and productivity improvement. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 4th Quarter 103.3 86.0 20.1% 11.5% 29.8 23.8 25.2% 15.5% 28.8% 27.7% 1.1 ppt Full Year 389.6 369.6 5.4% 4.4% 104.8 93.8 11.7% 10.2% 26.9% 25.4% 1.5 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Specialty Compounds A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. Higher selling price and favorable product mix more than offset higher raw materials costs related to PVC resin and AOM. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 4th Quarter 59.6 59.7 (0.2%) (3.5%) 7.6 8.2 (7.3%) (9.8%) 12.8% 13.7% -0.9 ppt Full Year 251.0 237.5 5.7% 4.8% 31.7 29.5 7.5% 6.4% 12.6% 12.4% 0.2 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Electronics Strong growth in global semiconductor and printed circuit board industry drove the sharply improved Electronics segment results. Significant volume increases in Electronic Chemicals and Photomasks. Benefits of the restructuring in Wafer Reclaim continued to impact the bottom line. A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 4th Quarter 54.9 47.2 16.3% 11.2% 8.6 6.4 34.4% 29.7% 15.7% 13.6% 2.1 ppt Full Year 208.9 181.8 14.9% 14.2% 36.5 26.9 35.7% 35.3% 17.5% 14.8% 2.7 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Financial Summary

Consolidated Yr 2006 Fourth Quarter and Full Year Summary Including Groupe Novasep results. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. For the fourth quarter, Yr 2006 based on share count of 75,161; Yr 2005 based on share count of 73,779. For full year, Yr 2006 based on share count of 75,044; Yr 2005 based on share count of 60,002. Excluding the impact of foreign exchange. See Appendices. 4th Quarter Full Year FX Adj. FX Adj. ($M) Yr 2006 Yr 2005 Change Change (d) Yr 2006 Yr 2005 Change Change (d) Net Sales (a) 835.5 $ 762.4 $ 9.6% 4.0% 3,330.9 $ 3,121.2 $ 6.7% 6.2% Adjusted EBITDA (a) (b) 159.0 137.2 15.9% 9.2% 621.5 570.9 8.9% 8.2% Net Income 4.5 (17.8) NA NA 103.0 95.8 NA NA EPS (Diluted) (c) 0.06 (0.24) NA NA 1.37 1.52 NA NA

Consolidated Results By Segment – Fourth Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Q4 2006 Q4 2005 % Change FX Adj % Change (b) Specialty Chemicals 232.7 $ 199.7 $ 16.5% 10.9% 55.5 $ 41.0 $ 35.4% 29.0% Performance Additives 178.6 160.4 11.3% 9.0% 26.7 30.0 (11.0%) (13.0%) Titanium Dioxide Pigments 110.7 110.2 0.5% (7.4%) 22.6 22.1 2.3% (5.9%) Advanced Ceramics 103.3 86.0 20.1% 11.5% 29.8 23.8 25.2% 15.5% Specialty Compounds 59.6 59.7 (0.2%) (3.5%) 7.6 8.2 (7.3%) (9.8%) Electronics 54.9 47.2 16.3% 11.2% 8.6 6.4 34.4% 29.7% (10.5) (10.9) 3.7% 4.6% Total Continuing Operations 739.8 $ 663.2 $ 11.6% 6.2% 140.3 $ 120.6 $ 16.3% 10.0% Groupe Novasep 95.7 99.2 (3.5%) (11.0%) 18.7 16.6 12.7% 3.6% Total Rockwood 835.5 $ 762.4 $ 9.6% 4.0% 159.0 $ 137.2 $ 15.9% 9.2% Adj. EBITDA Margin 19.0% 18.0% 1 ppt Corporate

Consolidated Results By Segment – Year-to-Date A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) FY 2006 FY 2005 % Change FX Adj % Change (b) FY 2006 FY 2005 % Change FX Adj % Change (c) Specialty Chemicals 918.3 $ 842.0 $ 9.1% 8.8% 206.6 $ 174.2 $ 18.6% 18.3% Performance Additives 766.3 680.7 12.6% 12.3% 134.1 148.3 (9.6%) (9.6%) Titanium Dioxide Pigments 441.1 430.5 2.5% 1.7% 88.5 86.6 2.2% 1.2% Advanced Ceramics 389.6 369.6 5.4% 4.4% 104.8 93.8 11.7% 10.2% Specialty Compounds 251.0 237.5 5.7% 4.8% 31.7 29.5 7.5% 6.4% Electronics 208.9 181.8 14.9% 14.2% 36.5 26.9 35.7% 35.3% (49.0) (40.3) (21.6%) (21.6%) Total Continuing Operations 2,975.2 $ 2,742.1 $ 8.5% 8.0% 553.2 $ 519.0 $ 6.6% 5.9% Groupe Novasep 355.7 379.1 (6.2%) (6.8%) 68.3 51.9 31.6% 30.6% Total Rockwood 3,330.9 $ 3,121.2 $ 6.7% 6.2% 621.5 $ 570.9 $ 8.9% 8.2% Adj. EBITDA Margin 18.7% 18.3% 0.4 ppt Corporate

Novasep Divestiture – Full Year Income Statement Consolidated Groupe Novasep Continuing Operations Net sales 3,330.9 $ 355.7 $ 2,975.2 $ Cost of products sold 2,311.2 266.0 2,045.2 Gross profit 1,019.7 89.7 930.0 Selling, general and admin 638.9 54.3 584.6 Impairment charges 2.2 - 2.2 Restructuring charges, net 5.2 - 5.2 Other, net (0.4) (0.2) (0.2) Operating income 373.8 35.6 338.2 Interest expense, net (199.8) (4.1) (195.7) Foreign exchange gain (loss), net 9.3 0.7 8.6 Novasep divestment professional fees (4.8) (4.8) - Loss on sale of business (11.5) (11.5) - Other, net 1.7 (0.1) 1.8 Income (loss) before taxes 168.7 15.8 152.9 Income tax provision 60.5 (12.1) 72.6 Net income before minority interest 108.2 27.9 80.3 Minority interest (5.2) (5.2) - Net income (loss) 103.0 $ 22.7 $ 80.3 $

Novasep Divestiture – Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Consolidated Groupe Novasep Continuing Operations Net income (loss) 103.0 $ 22.7 $ 80.3 $ Minority Interest 5.2 5.2 - Income tax provision 60.5 (12.1) 72.6 Income (loss) before taxes 168.7 15.8 152.9 Interest expense, net 199.8 4.1 195.7 Depreciation and amortization 223.8 32.8 191.0 Impairment charges 2.2 - 2.2 Restructuring and related charges 5.6 - 5.6 CCA litigation defense costs 0.8 - 0.8 Systems/organization establishment expenses 10.7 - 10.7 Cancelled acquisition and disposal costs 2.5 - 2.5 Inventory write-up reversal 1.1 - 1.1 Loss on sale of business 11.5 11.5 - Fees/expenses related to sale of Groupe Novasep 4.8 4.8 - Gains related to asset sales - 0.2 (0.2) Foreign exchange (gain) loss (9.3) (0.7) (8.6) Other (0.7) (0.2) (0.5) Adjusted EBITDA 621.5 $ 68.3 $ 553.2 $

Consolidated Income Statement - Reported MTM of Euro denominated Debt. Gain in ’06 caused by weaker Euro vs. GBP Cost associated with debt redemption during IPO in ‘05 Groupe Novasep MTM of interest rate swaps. Gain in both ’05 and ’06 caused by FX and interest rate movements ($M) Full Year Yr 2006 Yr 2005 Net Sales 2,975.2 $ 2,742.1 $ Gross Margin 930.0 865.1 31% 32% Operating Income 338.2 321.0 11% 12% Interest Expense - DFC and Cash (188.5) (186.9) Interest Expense - MTM of Swaps (7.2) (22.4) Foreign Exchange Gain 8.6 114.5 Loss on Early Extinguishment of Debt 0.0 (26.6) Other 1.8 1.6 Income Before Tax 152.9 $ 201.2 $ Tax Provision 72.6 64.2 Net Income - Continuing Operations 80.3 $ 137.0 $ Net Income - Disc ontinuing Operations 27.9 (44.2) Minority Interest (5.2) 3.0 Net Income 103.0 $ 95.8 $ Operating Income % Gross Margin %

Consolidated Reconciliation of Net Income to Adjusted EBITDA The number and magnitude of the adjustments have been gradually reduced Groupe Novasep ($ in millions) 2006 2005 2004 Net income (loss) 103.0 $ 95.8 $ (216.1) $ (Income) loss from discontinued operations, net of tax (27.9) 44.2 1.9 Minority interest from discontinued operations 5.2 (3.0) - Net income (loss) from continuing operations 80.3 137.0 (214.2) Income tax provision 72.6 64.2 27.1 Income (loss) before taxes 152.9 201.2 (187.1) Interest expense, net 195.7 209.3 161.1 Depreciation and amortization 191.0 170.6 106.6 Impairment charges 2.2 0.4 11.0 Restructuring and related charges 5.6 15.9 1.1 CCA litigation defense costs 0.8 1.2 - Systems/organization establishment expenses 10.7 3.9 4.8 Cancelled acquisition and disposal costs 2.5 1.2 0.5 Cost incurred related to debt modifications - 1.0 2.0 Stamp duty tax - - 4.0 Inventory write-up reversal 1.1 - 53.8 Management services agreement termination fee - 10.0 - Loss on early extinguishment of debt - 26.6 - Write-off of deferred debt issuance costs - - 25.1 Gains related to asset sales (0.2) (4.4) - Foreign exchange (gain) loss (8.6) (114.5) 126.2 Other (0.5) (3.4) 2.7 Adjusted EBITDA from continuing operations 553.2 519.0 311.8 Discontinued operations 68.3 51.9 20.6 Total Adjusted EBITDA 621.5 $ 570.9 $ 332.4 $ Year ended December 31,

Consolidated Depreciation and Amortization $0.10 change in Euro/$US exchange rates translate to approximately $3.3M of impact on total depreciation and amortization each quarter. Yr 2007 Full Year Depreciation and Amortization estimate: $215M Reduced by Groupe Novasep divestiture Increase due to FX (assume $US/Euro = $1.30), acquisitions and impact of capital expenditure in previous years ($M) Yr 2006 Qtr 1 Yr 2006 Qtr 2 Yr 2006 Qtr 3 Yr 2006 Qtr 4 Yr 2006 Full Year Depreciation 1 39.1 40.9 39.9 42.1 162.0 Amortization 1 13.0 16.1 16.0 16.7 61.8 Total Depreciation and Amortization 52.1 57.0 55.9 58.8 223.8

Consolidated Yr 2006 Interest Expense Non-cash impact of mark-to-market valuation of interest rate hedge instruments. Changes primarily driven by variation in short-term interest rates. $0.10 change in Euro/$US exchange rates translate to approximately $1.8M of impact each quarter. Yr 2007 Full Year Interest Expense estimate: $185M $10M of Deferred Financing Cost $175M of Cash Interest, assuming no incremental debt paydown ($US/Euro = $1.30) ($M) Yr 2006 Qtr 1 Yr 2006 Qtr 2 Yr 2006 Qtr 3 Yr 2006 Qtr 4 Yr 2006 Full Year MTM of Swaps (non-cash) 1 (10.9) (4.6) 9.1 (0.8) (7.2) Deferred Financing Cost (non-cash) 2 2.3 2.4 2.5 2.5 9.7 Cash Interest on Existing Debt 2,3 47.7 50.0 49.2 50.4 197.3 39.1 47.8 60.8 52.1 199.8 Total Interest Expense

Consolidated Quarterly Tax Provision ($M) Sept YTD Quarter 4 Full Year Total Pre-Tax Income (Incl. Disc. Op.) 133.8 34.9 168.7 Ordinary Effective Tax Rate 40% 39% 40% Ordinary Tax Provision 53.7 13.6 67.3 Valuation Allowance 2.6 6.5 9.1 Foreign Reserve Revaluation 2.4 2.4 Non-deductible Novasep Divestiture Fees 1.9 1.9 Sale of Rohner Tax Benefit (21.8) (21.8) Tax Correction From PY 1.6 1.6 Total Reported Tax Provision 34.5 26.0 60.5 Total Reported Effective Tax Rate 26% 74% 36% Total Cash Tax 31.2 Cash Tax Rate 18%

Consolidated Earnings Per Share Net Income ($M) Diluted EPS 6 Qtr 4 Reported Net Income/EPS $4.5 $0.06 Non-Recurring Items Restructuring 1 1.1 0.01 Impairment Charges 2 1.4 0.02 Asset Disposal Costs 3 0.7 0.01 System Organization/Establishment Expenses 2.1 0.03 Other Miscellaneous One- Time Charges 4 1.2 0.02 Novasep Related Items 5 8.1 0.11 Qtr 4 Adjusted Net Income/EPS 19.2 0.26 September YTD Adjusted Net Income/EPS 86.2 1.14 FY Adjusted Net Income/EPS $105.4 $1.40 1. Costs associated with restructuring efforts in Specialty Chemicals, Advanced Ceramics and Performance Additives. 2. Charge associated with the Rubber Chemicals business in Fine Chemicals. 3. Fees associated with disposal of Wafer Reclaim business. 4. Includes inventory write-up reversal, FX gain/loss, MTM of Swaps, prior year tax correction, and others. 5. Includes professional fees for Novasep divestiture and Rohner Guarantee settlement 6. Based on 75,161 diluted shares based on the Treasury Stock Method.

Consolidated Net Debt A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Includes $45.6M of debt and $11.8M of cash associated with Groupe Novasep. Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 4.51x. (b) (c) Pro forma excl. Groupe Novasep $ 2,333.0 4.22x ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage B/S FX 1.36 1.18 1.32 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ Cash 111.3 0.21 x 102.2 0.18 x 39.5 0.06 x Revolver - 30.0 0.05 x 37.0 0.06 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,734.0 2.79 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 144.9 0.23 x 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,876.4 $ 3.01 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.44 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 695.0 1.12 x 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,844.8 $ 4.58 x Net Debt Net Sr. Debt

Consolidated Net Debt / LTM Adjusted EBITDA Pro Forma for the Groupe Novasep Divestiture 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06

Consolidated Free Cash Flow ($M) Yr 2006 YTD Adjusted EBITDA 621.5 $ WC Change (a) (66.8) Cash Taxes (b) (31.2) Cash Interest (c) (197.3) Cash From Operating Activities (d) 326.2 CAPEX (e) (203.1) Free Cash Flow 123.1 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable, and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) See p. 28 of this presentation. (d) The reported operating cash flow includes $23.6M of non-recurring costs. (e) CAPEX net of proceeds on sale of property, plant and equipment.

Summary

Moving Forward Focus portfolio. Focus on organic growth. +5% per year Bolt on acquisitions. +3% sales growth per year Continue to improve productivity. +3% per year Improve financial ratios. Debt to EBITDA of 3.5 EBITDA margin of +19% EPS growth of +15%

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) 2006 2005 2004 Net income (loss) 103.0 $ 95.8 $ (216.1) $ (Income) loss from discontinued operations, net of tax (27.9) 44.2 1.9 Minority interest from discontinued operations 5.2 (3.0) - Net income (loss) from continuing operations 80.3 137.0 (214.2) Income tax provision 72.6 64.2 27.1 Income (loss) before taxes 152.9 201.2 (187.1) Interest expense, net 195.7 209.3 161.1 Depreciation and amortization 191.0 170.6 106.6 Impairment charges 2.2 0.4 11.0 Restructuring and related charges 5.6 15.9 1.1 CCA litigation defense costs 0.8 1.2 - Systems/organization establishment expenses 10.7 3.9 4.8 Cancelled acquisition and disposal costs 2.5 1.2 0.5 Cost incurred related to debt modifications - 1.0 2.0 Stamp duty tax - - 4.0 Inventory write-up reversal 1.1 - 53.8 Management services agreement termination fee - 10.0 - Loss on early extinguishment of debt - 26.6 - Write-off of deferred debt issuance costs - - 25.1 Gains related to asset sales (0.2) (4.4) - Foreign exchange (gain) loss (8.6) (114.5) 126.2 Other (0.5) (3.4) 2.7 Adjusted EBITDA from continuing operations 553.2 519.0 311.8 Discontinued operations 68.3 51.9 20.6 Total Adjusted EBITDA 621.5 $ 570.9 $ 332.4 $ Year ended December 31,

Reconciliation of Net Income to Adjusted EBITDA – Discontinued Operation ($ in millions) 2006 2005 2004 Net income (loss) 22.7 $ (41.2) $ (1.9) $ Income tax (benefit) provision (12.1) 7.6 5.2 Minority interest 5.2 (3.0) - Income (loss) before taxes and minority interest 15.8 (36.6) 3.3 Interest expense, net 4.1 6.3 1.0 Depreciation and amortization 32.8 35.8 8.6 Impairment charges - 44.7 - Restructuring and related charges - (1.5) - Systems/organization establishment expenses - 0.2 - Inventory write-up reversal - 3.1 7.3 Loss on sale of business 11.5 - - Losses related to asset sales 0.2 - 0.8 Fees/expenses related to sale of Groupe Novasep 4.8 - - Foreign exchange (gain) loss (0.7) (0.1) 0.2 Other (0.2) - (0.6) Adjusted EBITDA from discontinued operations 68.3 51.9 20.6 Year ended December 31,

Q4 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($ in millions)

Three months ended December 31, 2006	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Discontinued Operations	Corporate	Consolidated
Income (loss) before taxes	**$ 28.3**	**$ 12.9**	**$ 4.8**	**$ 11.1**	**$ 1.9**	**$ 2.2**	**$ -**	**$ (31.1)**	**$ 30.1**
Interest expense, net	12.6	1.9	7.3	8.2	2.4	0.5	-	18.3	51.2
Depreciation and amortization	12.7	10.4	10.4	8.4	2.5	4.6	-	1.1	50.1
Impairment charges	2.2	-	-	-	-	-	-	-	2.2
Restructuring and related charges	0.9	0.1	-	0.5	-	-	-	0.2	1.7
Systems/organization establishment expenses	0.2	0.3	-	0.6	0.6	-	-	1.7	3.4
Cancelled acquisition and disposal costs	-	0.1	-	-	-	1.0	-	0.1	1.2
Inventory write-up reversal	-	-	-	-	0.2	-	-	-	0.2
Losses (gains) related to asset sales	-	0.4	0.1	0.1	-	0.1	-	(0.5)	0.2
Foreign exchange loss (gain), net	-	-	-	-	-	0.2	-	(1.8)	(1.6)
Other	(1.4)	0.6	-	0.9	-	-	-	1.5	1.6
Adjusted EBITDA from continuing operations	55.5	26.7	22.6	29.8	7.6	8.6	-	(10.5)	140.3
Discontinued operations	-	-	-	-	-	-	18.7	-	18.7
Total Adjusted EBITDA	**$ 55.5**	**$ 26.7**	**$ 22.6**	**$ 29.8**	**$ 7.6**	**$ 8.6**	**$ 18.7**	**$ (10.5)**	**$ 159.0**
Three months ended December 31, 2005									
Income (loss) before taxes	**$ 20.4**	**$ 19.6**	**$ 7.3**	**$ 13.4**	**$ 5.1**	**$ 0.8**	**$ -**	**$ (27.9)**	**$ 38.7**
Interest expense, net	9.2	-	6.7	3.7	(0.8)	1.3	-	15.1	35.2
Depreciation and amortization	10.9	8.6	8.7	7.6	4.0	2.8	-	0.4	43.0
Impairment charges	-	0.4	-	-	-	-	-	-	0.4
Restructuring and related charges	2.6	1.6	-	2.0	(0.1)	0.9	-	(0.1)	6.9
CCA litigation defense costs	-	(0.2)	-	-	-	-	-	-	(0.2)
Systems/organization establishment expenses	(0.1)	-	-	0.1	-	-	-	0.6	0.6
Cancelled acquisition and disposal costs	-	-	-	-	-	0.1	-	0.5	0.6
Loss on early extinguishment of debt	-	-	-	-	-	-	-	1.0	1.0
(Gains) losses related to asset sales	(1.7)	0.2	-	(2.9)	-	-	-	-	(4.4)
Foreign exchange loss (gain), net	0.1	(0.2)	-	(0.1)	-	0.5	-	1.4	1.7
Other	(0.4)	-	(0.6)	-	-	-	-	(1.9)	(2.9)
Adjusted EBITDA from continuing operations	41.0	30.0	22.1	23.8	8.2	6.4	-	(10.9)	120.6
Discontinued operations	-	-	-	-	-	-	16.6	-	16.6
Total Adjusted EBITDA	**$ 41.0**	**$ 30.0**	**$ 22.1**	**$ 23.8**	**$ 8.2**	**$ 6.4**	**$ 16.6**	**$ (10.9)**	**$ 137.2**

3/11/2007

ROCKWOOD HOLDINGS, INC. 39

FY Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Discontinued Operations	Corporate	Consolidated
Year Ended December 31, 2006									
Income (loss) before taxes	$ 110.1	$ 73.1	$ 23.1	$ 36.4	$ 12.5	$ 16.0	$ -	$ (118.3)	$ 152.9
Interest expense, net	44.7	13.2	28.8	31.5	9.4	1.4	-	66.7	195.7
Depreciation and amortization	47.5	42.5	38.2	33.1	8.7	16.9	-	4.1	191.0
Impairment charges	2.2	-	-	-	-	-	-	-	2.2
Restructuring and related charges	2.0	1.2	-	1.1	-	1.1	-	0.2	5.6
CCA litigation defense costs	-	0.8	-	-	-	-	-	-	0.8
Systems/organization establishment expenses	0.1	1.3	-	1.3	0.9	-	-	7.1	10.7
Cancelled acquisition and disposal costs	1.0	0.1	-	-	-	1.0	-	0.4	2.5
Inventory write-up reversal	-	0.8	-	0.1	0.2	-	-	-	1.1
Losses (gains) related to asset sales	0.3	0.4	0.1	0.1	-	0.1	-	(1.2)	(0.2)
Foreign exchange loss (gain)	0.4	0.1	-	-	-	-	-	(9.1)	(8.6)
Other	(1.7)	0.6	(1.7)	1.2	-	-	-	1.1	(0.5)
Adjusted EBITDA from continuing operations	206.6	134.1	88.5	104.8	31.7	36.5	-	(49.0)	553.2
Discontinued operations	-	-	-	-	-	-	68.3	-	68.3
Total Adjusted EBITDA	$ 206.6	$ 134.1	$ 88.5	$ 104.8	$ 31.7	$ 36.5	$ 68.3	$ (49.0)	$ 621.5
Year Ended December 31, 2005									
Income (loss) before taxes	$ 89.4	$ 85.9	$ 20.2	$ 34.1	$ 22.3	$ 5.2	$ -	$ (55.9)	$ 201.2
Interest expense, net	36.2	20.6	30.8	30.1	(1.6)	5.3	-	87.9	209.3
Depreciation and amortization	44.7	33.2	36.2	29.8	8.3	15.3	-	3.1	170.6
Impairment charges	-	0.4	-	-	-	-	-	-	0.4
Restructuring and related charges	4.2	6.3	-	2.6	(0.1)	3.0	-	(0.1)	15.9
CCA litigation defense costs	-	1.1	-	-	-	-	-	0.1	1.2
Systems/organization establishment expenses	(0.1)	0.3	-	0.1	-	-	-	3.6	3.9
Cancelled acquisition and disposal costs	-	0.2	-	-	-	0.1	-	0.9	1.2
Cost incurred related to debt modifications	-	-	-	-	-	-	-	1.0	1.0
Management services agreement termination fee	-	-	-	-	-	-	-	10.0	10.0
Loss on early extinguishment of debt	-	1.1	-	-	0.6	0.3	-	24.6	26.6
(Gains) losses related to asset sales	(1.7)	0.2	-	(2.9)	-	-	-	-	(4.4)
Foreign exchange loss (gain)	1.9	(1.0)	-	-	-	(2.3)	-	(113.1)	(114.5)
Other	(0.4)	-	(0.6)	-	-	-	-	(2.4)	(3.4)
Adjusted EBITDA from continuing operations	174.2	148.3	86.6	93.8	29.5	26.9	-	(40.3)	519.0
Discontinued operations	-	-	-	-	-	-	51.9	-	51.9
Total Adjusted EBITDA	$ 174.2	$ 148.3	$ 86.6	$ 93.8	$ 29.5	$ 26.9	$ 51.9	$ (40.3)	$ 570.9

3/11/2007

ROCKWOOD HOLDINGS, INC. 40

Consolidated Reconciliation of Net Cash to Adj. EBITDA ($ in millions) FY 2006 Net cash provided by operating activities 302.6 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 66.8 Current portion of income tax provision 31.2 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 197.3 Restructuring and related charges 5.6 CCA litigation defense costs 0.8 Systems/organization establishment expenses 10.7 Cancelled acquisition and disposal costs 2.5 Inventory write-up reversal 1.1 Novasep divestiture fees 4.8 Losses/(gain) related to asset saels (0.4) Impairment Charges 0.4 Bad debt provision (1.6) Other (0.3) Total Adjusted EBITDA 621.5 $

FX impact on Results

($ in millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Net Sales:							
Specialty Chemicals	$ 232.7	$ 199.7	$ 33.0	16.5 %	$ 11.2	$ 21.8	10.9 %
Performance Additives	178.6	160.4	18.2	11.3	3.7	14.5	9.0
Titanium Dioxide Pigments	110.7	110.2	0.5	0.5	8.7	(8.2)	(7.4)
Advanced Ceramics	103.3	86.0	17.3	20.1	7.4	9.9	11.5
Specialty Compounds	59.6	59.7	(0.1)	(0.2)	2.0	(2.1)	(3.5)
Electronics	54.9	47.2	7.7	16.3	2.4	5.3	11.2
Total	$ 739.8	$ 663.2	$ 76.6	11.6 %	$ 35.4	$ 41.2	6.2 %

($ in millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Adjusted EBITDA:							
Specialty Chemicals	$ 55.5	$ 41.0	$ 14.5	35.4 %	$ 2.6	$ 11.9	29.0 %
Performance Additives	26.7	30.0	(3.3)	(11.0)	0.6	(3.9)	(13.0)
Titanium Dioxide Pigments	22.6	22.1	0.5	2.3	1.8	(1.3)	(5.9)
Advanced Ceramics	29.8	23.8	6.0	25.2	2.3	3.7	15.5
Specialty Compounds	7.6	8.2	(0.6)	(7.3)	0.2	(0.8)	(9.8)
Electronics	8.6	6.4	2.2	34.4	0.3	1.9	29.7
Corporate	(10.5)	(10.9)	0.4	3.7	(0.1)	0.5	4.6
Adjusted EBITDA from continuing operations	140.3	120.6	19.7	16.3	7.7	12.0	10.0
Discontinued operations	18.7	16.6	2.1	12.7	1.5	0.6	3.6
Total Adjusted EBITDA	$ 159.0	$ 137.2	$ 21.8	15.9 %	$ 9.2	$ 12.6	9.2 %

3/11/2007

ROCKWOOD HOLDINGS, INC. 42

Full Year - FX impact on Results

($ in millions)	Twelve Months Ended December 31, 2006	2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Net Sales:							
Specialty Chemicals	$ 918.3	$ 842.0	$ 76.3	9.1 %	$ 2.2	$ 74.1	8.8 %
Performance Additives	766.3	680.7	85.6	12.6	1.6	84.0	12.3
Titanium Dioxide Pigments	441.1	430.5	10.6	2.5	3.1	7.5	1.7
Advanced Ceramics	389.6	369.6	20.0	5.4	3.9	16.1	4.4
Specialty Compounds	251.0	237.5	13.5	5.7	2.2	11.3	4.8
Electronics	208.9	181.8	27.1	14.9	1.2	25.9	14.2
Total	$ 2,975.2	$ 2,742.1	$ 233.1	8.5 %	$ 14.2	$ 218.9	8.0 %

($ in millions)	Twelve Months Ended December 31, 2006	2005	Total Change in $	Total Change in %	Foreign Exchange Effect in $	Organic Change in $	Organic Change in %
Adjusted EBITDA:							
Specialty Chemicals	$ 206.6	$ 174.2	$ 32.4	18.6 %	$ 0.6	$ 31.8	18.3 %
Performance Additives	134.1	148.3	(14.2)	(9.6)	0.1	(14.3)	(9.6)
Titanium Dioxide Pigments	88.5	86.6	1.9	2.2	0.9	1.0	1.2
Advanced Ceramics	104.8	93.8	11.0	11.7	1.4	9.6	10.2
Specialty Compounds	31.7	29.5	2.2	7.5	0.3	1.9	6.4
Electronics	36.5	26.9	9.6	35.7	0.1	9.5	35.3
Corporate	(49.0)	(40.3)	(8.7)	(21.6)	-	(8.7)	(21.6)
Adjusted EBITDA from continuing operations	553.2	519.0	34.2	6.6	3.4	30.8	5.9
Discontinued operations	68.3	51.9	16.4	31.6	0.5	15.9	30.6
Total Adjusted EBITDA	$ 621.5	$ 570.9	$ 50.6	8.9 %	$ 3.9	$ 46.7	8.2 %

3/11/2007

ROCKWOOD HOLDINGS, INC. 43